Exhibit 10.6

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES REPRESENTED HEREBY SHALL NOT TRADE SUCH SECURITIES BEFORE NOVEMBER 14, 2009.

WITHOUT PRIOR WRITTEN APPROVAL OF THE TSX VENTURE EXCHANGE AND COMPLIANCE WITH ALL APPLICABLE SECURITIES LEGISLATION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES ISSUABLE UPON THE EXERCISE THEREOF MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE TRADED ON OR THROUGH THE FACILITIES OF THE TSX VENTURE EXCHANGE OR OTHERWISE IN CANADA OR TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT UNTIL NOVEMBER 14, 2009.

THE SECURITIES REPRESENTED BY THIS COMPENSATION OPTION HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.

THIS COMPENSATION OPTION MAY NOT BE EXERCISED IN THE UNITED STATES OR BY OR ON BEHALF OF, OR FOR THE ACCOUNT OR BENEFIT OF, A U.S. PERSON UNLESS THIS COMPENSATION OPTION AND COMPENSATION OPTION SHARES ISSUABLE UPON EXERCISE OF THIS COMPENSATION OPTION HAVE BEEN REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LEGISLATION OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE ACT.

JULY 13, 2009

INTELGENX TECHNOLOGIES CORP.
a corporation incorporated under the laws of Delaware
and having its principal office at
6425 Abrams
Ville St-Laurent, Quebec
H4S 1X9

NO. CO- ●	[●] COMPENSATION OPTIONS Each entitling the holder to acquire one (1) Compensation Option Share (as defined herein) of IntelGenx Technologies Corp., subject to adjustment in certain circumstances.

COMPENSATION OPTIONS

THIS IS TO CERTIFY THAT for value received [●] (the “Holder”) is the registered holder of the number of compensation options (the “Compensation Options”) stated above and is entitled, for each whole Compensation Option represented hereby, to purchase one share (the “Compensation Option Shares”) of the common stock of IntelGenx Technologies Corp. (the “Corporation”) at any time from the date of issue hereof up to and including 5:00 p.m. (Toronto Time) on July 13, 2012 (the “Expiry Time”) at a price equal to US$0.80 (the “Exercise Price”), upon and subject to the following terms and conditions.

Capitalized terms used herein without definition have the meanings ascribed thereto in the agency agreement dated July 13, 2009 among the Corporation and Paradigm Capital Inc., Bolder Investment Partners, Ltd. and Union Securities Ltd.

1.

The Compensation Options represented by this Compensation Option Certificate may not be exercised in the United States or by or on behalf of a U.S. Person nor will the Compensation Option Shares issuable upon exercise of these Compensation Options be registered or delivered to an address in the United States, unless the Compensation Option Shares issuable upon exercise of these Compensation Options have been registered in accordance to the United States Securities Act of 1933, as amended (the “U.S. Securities Act”) or an exemption from registration under the U.S. Securities Act or the securities laws of any U.S. state is available, and the Corporation receives an opinion of counsel to such effect in form and substance satisfactory to it. As used herein, the terms “United States” and “U.S. Person” have the meanings ascribed to them in Regulation S under the U.S. Securities Act.

The Compensation Options represented by this Compensation Option Certificate and the Compensation Option Shares issuable upon exercise of these Compensation Options are subject to certain resale restrictions under applicable securities legislation and unless permitted under securities legislation, the Compensation Options and the Compensation Option Shares may not be traded before November 14, 2009 and the certificates representing the Compensation Option Shares (if issued prior to November 14, 2009) shall bear a legend indicating that they may not be traded before such date. The Holder is advised to seek professional advice as to applicable resale restrictions.

2.

At any time, or from time to time, at or prior to the Expiry Time (the “Exercise Period”), the Holder may exercise all or any number of whole Compensation Options represented hereby, upon delivering to the Corporation at its principal office noted above this Compensation Option Certificate, together with a duly completed and executed subscription notice in the form attached hereto as Schedule “A”(the “Subscription Notice”) evidencing the election (which on delivery to the Corporation shall be irrevocable) of the Holder to exercise the number of Compensation Options set forth in the Subscription Notice (which shall not be greater than the number of Compensation Options represented by this Compensation Option Certificate, subject to adjustment) and a certified cheque or bank draft payable to the Corporation for the aggregate Exercise Price of all Compensation Options being exercised. If the Holder is not exercising all Compensation Options represented by this Compensation Option Certificate, the Holder shall be entitled to receive, without charge, a new Compensation Option Certificate representing the number of Compensation Options which is the difference between the number of Compensation Options represented by the then original Compensation Option Certificate and the number of Compensation Options being so exercised.

3.

The Holder shall be deemed to have become the holder of record of Compensation Option Shares on the date (the “Exercise Date”) on which the Corporation has received a duly completed Subscription Notice, delivery of the Compensation Option Certificate and payment in full in respect of the Compensation Option Shares by way of a certified cheque, bank draft or money order in lawful money of the United States payable to the order of IntelGenx Technologies Corp. or its successor corporation; provided, however, that if such date is not a business day in the City of Toronto, Ontario (a “Business Day”) then the Compensation Option Shares shall be deemed to have been issued and the Holder shall be deemed to have become the holder of record of the Compensation Option Shares on the next following Business Day. Within three (3) Business Days of the Exercise Date, the Corporation shall issue and deliver (or cause to be delivered) to the Holder, by registered mail or pre-paid courier to his, her or its address specified in the register of the Corporation, one or more certificates for the appropriate number of issued and outstanding Compensation Option Shares.

4.

The Corporation represents and warrants that it is duly authorized and has the corporate and lawful power and authority to create and issue the Compensation Options and to perform its obligations hereunder and that this Compensation Option Certificate represents a valid, legal and binding obligation of the Corporation enforceable in accordance with its terms, and the Corporation further covenants and agrees that, until the Expiry Time, while any of the Compensation Options represented by this Compensation Option Certificate shall be outstanding: (a) it shall reserve and there shall remain unissued out of its authorized capital a sufficient number of Common Shares to satisfy the right of purchase herein provided, subject to adjustment (b) all Compensation Option Shares which shall be issued upon the exercise of the right to purchase herein provided for, upon payment therefor of the amount at which such Compensation Option Shares may at the time be purchased pursuant to the provisions hereof, shall be issued as fully paid and non-assessable Compensation Option Shares and the holders thereof shall not be liable to the Corporation or its creditors in respect thereof; (c) the Corporation shall make all requisite filings under the Securities Act (Ontario) and the regulations made thereunder including those necessary to remain a reporting issuer not in default of any requirement of such act and regulations; (d) the Corporation shall use all reasonable efforts to preserve and maintain its corporate existence; and (e) the Corporation shall use all reasonable efforts to maintain the listing of the Compensation Option Shares (or any Compensation Option Shares or securities, whether of the Corporation or another company or entity, into which the common Compensation Option Shares of the Corporation may from time to time be converted, reclassified or exchanged) on the TSX Venture Exchange (the “TSXV”) or such other recognized stock exchange or quotation system on which the common Compensation Option Shares of the Corporation may trade, to the Expiry Time.

5.	The Exercise Price and the number of Compensation Option Shares purchasable upon exercise shall be subject to adjustment from time to time in the events and in the manner provided as follows:

	(a)	Share Reorganization. If during the Exercise Period the Corporation shall:

(i)

issue Common Shares or securities exchangeable for or convertible into Common Shares to holders of all or substantially all of its then outstanding Common Shares by way of stock dividend or other distribution, or

		(ii)	subdivide, redivide or change its outstanding Common Shares into a greater number of Common Shares, or

		(iii)	consolidate, reduce or combine its outstanding Common Shares into a lesser number of Common Shares,

(any of such events in these paragraphs (i), (ii) and (iii) being a “Share Reorganization”), then the Exercise Price shall be adjusted as of the effective date or record date, as the case may be, at which the holders of Common Shares are determined for the purpose of the Share Reorganization by multiplying the Exercise Price in effect immediately prior to such effective date or record date by a fraction, the numerator of which shall be the number of Common Shares outstanding on such effective date or record date before giving effect to such Share Reorganization and the denominator of which shall be the number of Common Shares outstanding as of the effective date or record date after giving effect to such Share Reorganization (including, in the case where securities exchangeable for or convertible into Common Shares are distributed, the number of Common Shares that would have been outstanding had such securities been fully exchanged for or converted into Common Shares on such record date or effective date). From and after any adjustment of the Exercise Price pursuant to this Section 5(a), the number of Compensation Option Shares purchasable pursuant to this Compensation Option Certificate shall be adjusted contemporaneously with the adjustment of the Exercise Price by multiplying the number of Compensation Option Shares then otherwise purchasable on the exercise thereof by a fraction, the numerator of which shall be the Exercise Price in effect immediately prior to the adjustment and the denominator of which shall be the Exercise Price resulting from such adjustment.

(b)

Rights Offering. If and whenever during the Exercise Period the Corporation shall fix a record date for the issue of rights, options or warrants to all or substantially all of the holders of Common Shares under which such holders are entitled, during a period expiring not more than 45 days after the record date for such issue (“Rights Period”), to subscribe for or purchase Common Shares or securities exchangeable for or convertible into Common Shares at a price per share to the holder (or having a conversion price or exchange price per Share) of less than 95% of the Current Market Price (as defined in Section 6 hereof) for the Common Shares on such record date (any of such events being called a “Rights Offering”), then the Exercise Price shall be adjusted effective immediately after the end of the Rights Period to a price determined by multiplying the Exercise Price in effect immediately prior to the end of the Rights Period by a fraction:

(i)	the numerator of which shall be the aggregate of:

	(A)	the number of Common Shares outstanding as of the record date for the Rights Offering, and

	(B)	a number determined by dividing either

		I.	the product of the number of Common Shares issued or subscribed for during the Rights Period and the price at which such Common Shares are offered,

or, as the case may be,

II.

the product of the exchange or conversion price per share of such securities offered and the number of Common Shares for or into which the securities so offered pursuant to the Rights Offering have been exchanged or converted during the Rights Period, by the Current Market Price of the Common Shares as of the record date for the Rights Offering; and

(ii)

the denominator of which shall be the number of Common Shares outstanding after giving effect to the Rights Offering and including the number of Common Shares actually issued or subscribed for during the Rights Period upon exercise of the rights, warrants or options under the Rights Offering or upon the exercise of the exchange or conversion rights contained in such exchangeable or convertible securities under the Rights Offering.

If the Holder has exercised any of the Compensation Options during the period beginning immediately after the record date for a Rights Offering and ending on the last day of the Rights Period, the Holder shall, in addition to the Compensation Option Shares to which the Holder is otherwise entitled upon such exercise in accordance with Section 2 hereof, be entitled to that number of additional Common Shares equal to the result obtained when the difference, if any, resulting from the subtraction of the Exercise Price as adjusted for such Rights Offering pursuant to this Section 5(b) from the Exercise Price in effect immediately prior to the end of such Rights Offering is multiplied by the number of Compensation Option Shares purchased upon exercise of the Compensation Options held by such Holder during such period, and the resulting product is divided by the Exercise Price as adjusted for such Rights Offering pursuant to this Section 5(b); provided that the provisions of Section 9 shall be applicable to any fractional interest in a Share to which such Holder might otherwise be entitled under the foregoing provisions of this Section 5(b). Such additional Common Shares shall be deemed to have been issued to the Holder immediately following the end of the Rights Period and a certificate for such additional Common Shares shall be delivered to such Holder within three (3) Business Days following the end of the Rights Period.

(c)	Special Distribution. If and whenever during the Exercise Period the Corporation shall issue or distribute to all or to substantially all the holders of the Common Shares:

(i)

securities of the Corporation including Common Shares, rights, options or warrants to acquire Common Shares of any class or securities exchangeable for or convertible into or exchangeable into any such Common Shares or cash, property or assets and including evidences of its indebtedness, or

(ii)	any cash, property or other assets,

and if such issuance or distribution does not constitute dividends paid in the ordinary course, a Share Reorganization or a Rights Offering (any of such non-excluded events being herein called a “Special Distribution”), the Exercise Price will be adjusted immediately after such record date so that it will equal the rate determined by multiplying the Exercise Price in effect on such record date by a fraction, of which the numerator shall be the total number of Common Shares outstanding on such record date multiplied by the Current Market Price on the earlier of such record date and the date on which the Corporation announces its intention to make such distribution, less the aggregate fair market value (as determined by the directors, acting reasonably, at the time such distribution is authorized) of such Common Shares or rights, options or warrants or evidences of indebtedness or cash, securities or other property or assets so distributed, and of which the denominator shall be the total number of Common Shares outstanding on such record date multiplied by such Current Market Price and the number of Compensation Option Shares to be issued by the Corporation under the Compensation Options shall, at the time of exercise, be appropriately adjusted.

(d)

Capital Reorganization. If and whenever during the Exercise Period there shall be a reclassification of Common Shares at any time outstanding or a change of the Common Shares into other Common Shares or into other securities (other than a Share Reorganization), or a consolidation, amalgamation, arrangement or merger of the Corporation with or into any other corporation or other entity (other than a consolidation, amalgamation, arrangement or merger which does not result in any reclassification of the outstanding Common Shares or a change of the Common Shares into other securities), or a transfer of the undertaking or assets of the Corporation as an entirety or substantially as an entirety to another corporation or other entity (any of such events being herein called a “Capital Reorganization”), the Holder, where he has not exercised the right of subscription and purchase under this Compensation Option Certificate prior to the effective date or record date, as the case may be, of such Capital Reorganization, shall be entitled to receive, and shall accept upon the exercise of such right for the same aggregate consideration, in lieu of the number of Common Shares to which such holder was theretofore entitled upon such exercise, the aggregate number of Compensation Option Shares, other securities or other property which such holder would have been entitled to receive as a result of such Capital Reorganization if, on the effective date thereof, he had been the registered holder of the number of Compensation Option Shares to which such holder was theretofore entitled to subscribe for and purchase; provided however, that no such Capital Reorganization shall be carried into effect unless all necessary steps shall have been taken to so entitle the Holder. If determined appropriate by the board of directors of the Corporation, acting reasonably and in good faith, and subject to the prior written approval of the principal Canadian stock exchange or over-the-counter market on which the Common Shares are then listed or quoted for trading, appropriate adjustments shall be made as a result of any such Capital Reorganization in the application of the provisions set forth in this Section 5 with respect to the rights and interests thereafter of the Holder to the end that the provisions set forth in this Section 5 shall thereafter correspondingly be made applicable as nearly as may reasonably be necessary in relation to any Common Shares, other securities or other property thereafter deliverable upon the exercise of any Compensation Option. Any such adjustments shall be made by and set forth in terms and conditions supplemental hereto approved by the board of directors of the Corporation, acting reasonably and in good faith.

(e)

If and whenever at any time after the date hereof and prior to the Expiry Time, the Corporation takes any action affecting its Common Shares to which the foregoing provisions of this Section 5, in the opinion of the board of directors of the Corporation, acting reasonably and in good faith, are not strictly applicable, or if strictly applicable would not fairly adjust the rights of the Holder against dilution in accordance with the intent and purposes thereof, or would otherwise materially affect the rights of the Holder hereunder, then the Corporation shall execute and deliver to the Holder an amendment hereto providing for an adjustment in the application of such provisions so as to adjust such rights as aforesaid in such a manner as the board of directors of the Corporation may determine to be equitable in the circumstances, acting reasonably and in good faith. The failure of the taking of action by the board of directors of the Corporation to so provide for any adjustment on or prior to the effective date of any action or occurrence giving rise to such state of facts will be conclusive evidence that the board of directors has determined that it is equitable to make no adjustment in the circumstances.

6.	The following rules and procedures shall be applicable to the adjustments made pursuant to Section 5:

(a)

The adjustments provided for in Section 5 are cumulative, and shall, in the case of adjustments to the Exercise Price be computed to the nearest one-tenth of one cent and shall be made successively whenever an event referred to therein shall occur, subject to the following paragraphs of this Section 6.

(b)

No adjustment in the Exercise Price shall be required unless such adjustment would result in a change of at least 1% in the prevailing Exercise Price and no adjustment shall be made in the number of Compensation Option Shares purchasable upon exercise of this Compensation Option unless it would result in a change of at least one one-hundredth of a Share; provided, however, that any adjustments which, except for the provisions of this Section 6(b) would otherwise have been required to be made, shall be carried forward and taken into account in any subsequent adjustment.

(c)

No adjustment in the Exercise Price or in the number of Compensation Option Shares purchasable upon exercise of Compensation Options shall be made in respect of any event described in Section 5, other than the events referred to in Section 5(d), if the Holder is entitled to participate in such event on the same terms, mutatis mutandis, as if it had exercised its Compensation Options prior to or on the effective date or record date of such event. The terms of the participation of the Holder in such event shall be subject to the prior written approval of the principal Canadian stock exchange or over-the-counter market on which the Common Shares are then listed or quoted for trading.

	(d)	No adjustment in the Exercise Price shall be made pursuant to Section 5 in respect of the issue from time to time:

		(i)	of Compensation Option Shares purchasable on exercise of the Compensation Options represented by or issued concurrently with this Compensation Option Certificate;

(ii)

of dividends paid in the ordinary course on Common Shares to holders of Common Shares who exercise an option or election to receive substantially equivalent dividends in the form of Common Shares in lieu of receiving a cash dividend pursuant to a dividend reinvestment plan or similar plan adopted by the Corporation in accordance with the requirements of the principal Canadian stock exchange or over-the-counter market on which the Compensation Option Shares are then listed or quoted for trading and applicable securities laws;

(iii)

of Common Shares pursuant to any stock option plan, stock purchase plan or benefit plan in force at the date hereof for directors, officers, employees, advisers or consultants of the Corporation, as such option or plan is amended or superseded from time to time in accordance with the requirements of the principal Canadian stock exchange or over-the- counter market on which the Common Shares are then listed or quoted for trading and applicable securities laws, and such other stock option plan, stock purchase plan or benefit plan as may be adopted by the Corporation in accordance with the requirements of the principal Canadian stock exchange or over-the-counter market on which the Common Shares are then listed or quoted for trading and applicable securities laws;

		(iv)	the payment of interest on any outstanding notes;

(v)	the issuance of securities in connection with strategic license agreements and other partnering arrangements; or

(vi)	full or partial consideration in connection with a strategic merger, consolidation or purchase of substantially all of the securities or assets of a corporation or other entity;

and any such issue shall be deemed not to be a Share Reorganization or Capital Reorganization.

(e)

If the Corporation shall set a record date to determine the holders of the Common Shares for the purpose of entitling them to receive any dividend or distribution or any subscription or purchase rights and shall, thereafter and before the distribution to such shareholders of any such dividend, distribution or subscription or purchase rights, legally abandon its plan to pay or deliver such dividend, distribution or subscription or purchase rights, then no adjustment in the Exercise Price or the number of Common Shares purchasable upon exercise of any Compensation Option shall be required by reason of the setting of such record date.

(f)

As a condition precedent to the taking of any action which would require any adjustment in any of the subscription rights pursuant to this Compensation Option Certificate, including the Exercise Price and the number or class of Compensation Option Shares or other securities which are to be received upon the exercise thereof, the Corporation shall take any corporate action which may be necessary in order that the Corporation have unissued and reserved in its authorized capital and may validly and legally issue as fully paid and non-assessable all the Compensation Option Shares or other securities which the Holder of such Compensation Option Certificate is entitled to receive on the full exercise thereof in accordance with the provisions hereof.

(g)

For the purposes of this Compensation Option Certificate, “Current Market Price” of a Common Share at any date shall be calculated as the price per Common Share equal to the weighted average price at which the Common Shares have traded in the principal Canadian stock exchange or, if the Common Shares are not listed, the over-the-counter market, on which the Common Shares are then listed or posted for trading during the 20 consecutive trading days (on each of which at least 500 Common Shares are traded in board lots) ending on the fifth trading day immediately prior to such date as reported by such market or exchange in which the Common Shares are then trading or quoted. If the Common Shares are not then traded in the over-the-counter market or on a recognized Canadian stock exchange, the Current Market Price of the Compensation Option Shares shall be fair market value of the Common Shares as determined by a nationally or internationally recognized investment dealer or investment banker.

(h)

In the absence of a resolution of the board of directors of the Corporation fixing a record date for any dividend or distribution referred to in Section 5(a)(i) or any Rights Offering or Special Distribution, the Corporation shall be deemed to have fixed as the record date therefor the date on which such dividend or distribution is effected.

(i)

Any question or dispute that at any time or from time to time arises with respect to the amount of any adjustment to the Exercise Price or other adjustments pursuant to Section 5 shall be conclusively determined by a firm of independent chartered accountants (who may be the Corporation’s auditors) and shall be binding upon the Corporation and the Holder. Notwithstanding the foregoing, such determination shall be subject to the prior written approval of the principal Canadian stock exchange or over-the-counter market on which the Common Shares are then listed or quoted for trading. In the event that any such determination is made, the Corporation shall notify the Holder in the manner contemplated in Section 19 describing such determination.

7.

On the happening of each and every such event set out in Section 5, the applicable provisions of this Compensation Option Certificate, including the Exercise Price, shall, ipso facto, be deemed to be amended accordingly and the Corporation shall take all necessary action so as to comply with such provisions as so amended.

8.

In any case in which Section 5 shall require that an adjustment shall be effective immediately after a record date for an event referred to herein, the Corporation may defer, until the occurrence of such an event:

(a)

issuing to the Holder of any Compensation Option exercised after such record date and before the occurrence of such event, the additional Common Shares issuable upon such exercise by reason of the adjustment required by such event, and

	(b)	delivering to such Holder any distributions declared with respect to such additional Common Shares after such Exercise Date and before such event;

provided, however, that the Corporation shall deliver or cause to be delivered to such Holder, an appropriate instrument evidencing such Holder’s right, upon the occurrence of the event requiring the adjustment, to an adjustment in the Exercise Price or the number of Compensation Option Shares purchasable on the exercise of any Compensation Option and to such distributions declared with respect to any additional Common Shares issuable on the exercise of any Compensation Option.

9.

At least 10 Business Days prior to the effective date or record date, as the case may be, of any event which requires or might require adjustment in any of the subscription rights pursuant to this Compensation Option Certificate, including the Exercise Price and the number of Compensation Option Shares which are purchasable upon the exercise thereof, or such longer period of notice as the Corporation shall be required to provide holders of Common Shares in respect of any such event, the Corporation shall notify the Holder of the particulars of such event and, if determinable, the required adjustment and the computation of such adjustment. In case any adjustment for which such notice has been given is not then determinable, the Corporation shall promptly after such adjustment is determinable notify the Holder of the adjustment and the computation of such adjustment.

10.

The Corporation shall maintain at its principal office a register of Holders in which shall be entered the names and addresses of the Holders of the Compensation Options and of the number of Compensation Options held by them. Such register shall be open at all reasonable times for inspection by the Holder. The Corporation shall notify the Holder forthwith of any change of address of the principal office of the Corporation.

11.

The Corporation shall not be required to issue fractional Compensation Option Shares in satisfaction of its obligations hereunder. If any fractional interest in a Share would, except for the provisions of this Section 11, be deliverable upon the exercise of a Compensation Option, the Corporation shall in lieu of delivering the fractional Compensation Option Shares therefor satisfy the right to receive such fractional interest by payment to the holder of such Compensation Option of an amount in cash equal (computed in the case of a fraction of a cent to the next lower cent) to the value of the right to acquire such fractional interest on the basis of the Current Market Price at the Exercise Date.

12.	Subject as herein provided, all or any of the rights conferred upon the Holder by the terms hereof may be enforced by the Holder by appropriate legal proceedings.

13.

The registered Holder of this Compensation Option Certificate may at any time up to and including the Expiry Time, upon the surrender hereof to the Corporation at its principal office, exchange this Compensation Option Certificate for one or more Compensation Option Certificates entitling the Holder to subscribe in the aggregate for the same number of Compensation Option Shares as is expressed in this Compensation Option Certificate. Any Compensation Option Certificate tendered for exchange shall be surrendered to the Corporation and cancelled.

14.

If this Compensation Option Certificate becomes stolen, lost, mutilated or destroyed, the Corporation shall, on such terms as it may in its discretion acting reasonably impose, issue and deliver to the Holder a new Compensation Option Certificate of like denomination, tenor and date as the Compensation Option Certificate so stolen, lost, mutilated or destroyed.

15.

Subject to applicable law, TSXV policies and any requisite TSXV approval, the Holder may not transfer the within Compensation Options except to a subsidiary or to an entity of which the Holder is a subsidiary. Subject to the foregoing, the Corporation shall issue and mail as soon as practicable, and in any event within five Business Days of such delivery, a new Compensation Option Certificate (with or without legends as may be appropriate) registered in the name of the transferee or as the transferee may direct and shall take all other necessary actions to effect the transfer as directed.

16.

Except as expressly set out herein, the holding of this Compensation Option Certificate or the Compensation Options represented hereby shall not constitute a Holder hereof a holder of Compensation Option Shares nor entitle it to any right of interest in respect thereof.

17.

If any one or more of the provisions or parts thereof contained in this Compensation Option Certificate should be or become invalid, illegal or unenforceable in any respect in any jurisdiction, the remaining provisions or parts thereof contained herein shall be and shall be conclusively deemed to be, as to such jurisdiction, severable therefrom and:

	(a)	the validity, legality or enforceability of such remaining provisions or parts thereof shall not in any way be affected or impaired by the severance of the provisions or parts thereof severed; and

(b)

the invalidity, illegality or unenforceability of any provision or part thereof contained in this Compensation Option Certificate in any jurisdiction shall not affect or impair such provision or part thereof or any other provisions of this Compensation Option Certificate in any other jurisdiction.

18.

Any notice, document or communication required or permitted by this Compensation Option Certificate to be given by a party hereto shall be in writing and is sufficiently given if delivered personally, or if sent by prepaid registered mail, or if transmitted by any form of recorded telecommunication rested prior to transmission, to such party addressed as follows:

	(a)	to the Holder, in the register to be maintained pursuant to section 10 hereof; and

	(b)	to the Corporation at:

IntelGenx Technologies Corp. 6425 Abrams Ville St-Laurent, Québec H4S 1X9

Attention: President Telecopier: (514) 331-0436

19.	Time is of the essence hereof.

20.

This Compensation Option Certificate shall enure to the benefit of the Holder and his heirs, executors, administrators, legal personal representatives, permitted assigns and successors is binding upon the Corporation and its successors and assigns.

21.

This Compensation Option Certificate and the Compensation Options represented hereby shall be governed by the laws of the State of Delaware and the federal laws of the United States of America applicable therein.

IN WITNESS WHEREOF this Compensation Option Certificate has been executed on behalf of IntelGenx Technologies Corp. as of the _____ day of July, 2009.

INTELGENX TECHNOLOGIES CORP.

By: ____________________________________________ Horst G. Zerbe President and Chief Executive Officer

SCHEDULE “A”

SUBSCRIPTION NOTICE

TO:	INTELGENX TECHNOLOGIES CORP.
6425 Abrams
Ville St-Laurent, Quebec
H4S 1X9

The undersigned registered Holder of the attached Compensation Option Certificate, hereby:

(a)

subscribes for _________________________________ Compensation Option Shares of IntelGenx Technologies Corp. (the “Corporation”) at the price per Compensation Option Share in United States funds equal to US$0.80 (or such adjusted price which may be in effect under the provisions of the Compensation Option Certificate) and in payment of the exercise price encloses a certified cheque, bank draft or money order in lawful money of the United States payable to the order of IntelGenx Technologies Corp. or its successor corporation; and

(b)	delivers herewith the above-mentioned Compensation Option Certificate entitling the undersigned to subscribe for the above-mentioned number of Compensation Option Shares.

The undersigned hereby directs that the said Compensation Option Shares be registered as follows:

	Address(es)	Number of
Name(s) in full	(including Postal Code)	Compensation Option
Shares

Total: ________

(Please print full name in which share certificates are to be issued. If any of the Compensation Option Shares are to be issued to a person or persons other than the Holder, the Holder must pay to the Corporation all requisite taxes or other governmental charges.)

(c)

certifies either (i) that the undersigned is not a U.S. Person or a person in the United States, and is not acquiring any of the Compensation Option Shares hereby subscribed for the account or benefit of a U.S. Person or a person in the United States, and none of the persons listed in paragraph (b) above is a U.S. Person or a person in the United States, other than an Accredited Investor as defined in Rule 501(a) under the U.S. Securities Act of 1933, as amended, or (ii) as of the date hereof there is an effective registration statement filed with the United States Securities and Exchange Commission covering the issuance of the Compensation Option Shares. For purposes hereof the terms “United States” and “U.S. Person” shall have the meanings ascribed to them in Regulation S under the U.S. Securities Act of 1933, as amended.

DATED this _____ day of _____, 20__ .

(Signature of Subscriber)

(Print Name of Subscriber)

(Address of Subscriber in full)

The certificates will be mailed by registered mail to the address appearing in this Subscription Notice.

SCHEDULE “B”

FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto (name)

(the “Transferee”),

(Residential Address of Transferee)

_______________________________Compensation Options of IntelGenx Technologies Corp. (the “Corporation”) registered in the name of the undersigned on the records of the Corporation represented by the within Compensation Option Certificate, and irrevocably appoints the Secretary of the Corporation as the attorney of the undersigned to transfer the said securities on the books or register of transfer, with full power of substitution.

DATED the _____ day of ____, 20 ___.

___________________________________
Signature Guaranteed	(Signature of Compensation Optionholder, to be the same as appears on the face of this Compensation Option Certificate)

Print Name

Address